National Life Insurance Company

National Variable Life Insurance Account

Supplement dated September 23, 2010

to the Prospectuses dated May 1, 2009

for the Sentinel Benefit Provider

and Sentinel Estate Provider Policies

Due to a typographical error, the supplement dated August 9, 2010 and subsequently mailed to owners inadvertently referred to prospectuses dated May 1, 2010 as opposed to the currently effective prospectuses dated May 1, 2009.  However, the substantive portion of the supplement was and remains to be accurate and is restated below:

The policies or contracts listed above issued by National Life Insurance Company (“we” or “us”) have investment options that invest in the Sentinel Variable Products Money Market Fund (the “SVPT Money Market Fund”), a series of the Sentinel Variable Products Trust. We have filed an application with the Securities and Exchange Commission (the “SEC”) requesting an order (the “Substitution Order”) to substitute shares (the “Substitution”) of the SVPT Money Market Fund for shares of the Fidelity Variable Insurance Products Fund V Money Market Portfolio – Services Class (the “Fidelity Money Market Fund”). If the SEC issues the Substitution Order, then on the effective date of the Substitution (the “Effective Date”) (we anticipate that the Effective Date will be on or about November 30, 2010), we will substitute shares of the SVPT Money Market Fund for shares of the Fidelity Money Market Fund held by us in the National Variable Annuity Account II or in the National Variable Life Insurance Account.

The Substitution will take place at relative net value as of the Effective Date with no change in the amount of your policy’s or contract’s accumulated value, account value, or contract value; death benefit; or in the dollar value of your investments in the subaccount that invested in the SVPT Money Market Fund. Following the Substitution, policies and contracts with value in the subaccount that invests in the SVPT Money Market Fund will reflect value in the subaccount that invests in the Fidelity Money Market Fund. You will not bear any expenses in connection with the Substitution. We will bear those expenses.

After the Effective Date, the SVPT Money Market Fund will no longer be an investment option under the policies and contracts. However, the Fidelity Money Market Fund will be an investment option under those policies and contracts.

From August 9, 2010 until thirty (30) days after the Effective Date, you may make one transfer of accumulated value, account value, or contract value from the subaccount that invests in the SVPT Money Market Fund (before the Substitution)or the Fidelity Money Market Fund (after the Substitution) without that transfer counting against the number of free transfers allowed under your policy or contract. Further, we will waive any fee otherwise applicable to such transfer. We will send you a notice within five days after the Substitution. After the thirty-day period following the Substitution, any transfers from the subaccount that invests in the Fidelity Money Market Fund will be subject to any applicable limitations and charges described in your policy’s or contract’s prospectus.

We will be sending the prospectus for the Fidelity Money Market Fund to contract owners and policy holders later this month. In addition, you can obtain an additional prospectus for the Fidelity Money Market Fund, or any other investment option available under your policy or contract, free of charge, by calling 1-800-732-8939. If you would like to transfer from the subaccount that invests in the SVPT Money Market Fund, please contact us to obtain a fund management change form.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS,AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.